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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Morrey, President and Chief Executive Officer of Dayton Superior Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       The Annual Report on Form 10-K/A of the Company for the period ending December 31, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

       The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 10, 2003

                                /s/ Stephen R. Morrey
                                -------------------------
                                Stephen R. Morrey
                                President and Chief Executive Officer

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